UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2020

First Choice Bancorp

(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	FCBP	Nasdaq Capital Market

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

In accordance with General Instruction B.2 of Form 8-K, the following information furnished under Item 2.02—“Results of Operations and Financial Condition,” Item 7.01 – “Regulation FD Disclosure,” and Item 9.01 — “Financial Statements and Exhibits” and such information, including Exhibits 99.1, 99.2 and 99.3 attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 2.02 Results of Operations and Financial Condition

On January 27, 2020, First Choice Bancorp (NASDAQ: FCBP) (“First Choice” or the “Company”) issued a press release announcing its financial results at and for the three and twelve months ended December 31, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7.01. Regulation FD Disclosure.

On January 27, 2020 - First Choice Bancorp announced that members of its executive management team will attend and participate in the following investor conferences during the month of January 2020:

BankDirector.com Acquire or Be Acquired Conference

Phoenix, Arizona

Janney West Coast Bank CEO Forum

Phoenix, Arizona

At these conferences, the Company’s executive management team will hold a series of meetings with, and will make a presentation to, potential investors. A copy of the press release is attached as Exhibit 99.2 and a copy of the presentation is attached as Exhibit 99.3 to this Current Report on Form 8-K. A copy of the presentation is also available on the Company’s website at https://www.firstchoicebankca.com/, and clicking “Investor Relations” and then clicking “Presentations” under the “News and Events” menu located at the top. The Company expects to use this Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during the fiscal year ending December 31, 2020 in addition to at the conferences noted above.

The presentation may contain forward-looking statements about the Company’s relative business outlook. These forward-looking statements and all other statements contained in or made during the presentation that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results. Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the Company’s balance sheet or income statement. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files or furnishes with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements.

The presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears with the presentation. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation. These Non-GAAP Financial Measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Earnings Press Release, dated January 27, 2020, issued by First Choice Bancorp
99.2	Press Release, dated January 27, 2020, issued by First Choice Bancorp
99.3	Investor Presentation (dated January 27, 2020)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Choice Bancorp

Date: January 27, 2020	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release, dated January 27, 2020, issued by First Choice Bancorp
99.2	Press Release, dated January 27, 2020, issued by First Choice Bancorp
99.3	Investor Presentation (dated January 27, 2020)